Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Sophia Hong	Rick Muscha
Lattice Semiconductor	Lattice Semiconductor
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

Lattice Semiconductor Appoints

Douglas Bettinger to Board of Directors

HILLSBORO, Ore. – Dec. 1, 2022 – Lattice Semiconductor (NASDAQ: LSCC), the low power programmable leader, today announced the appointment of Douglas Bettinger to the Company’s Board of Directors and Audit Committee effective December 2, 2022. Mr. Bettinger brings more than 30 years of financial and operational experience in the semiconductor industry.

Mr. Bettinger currently serves as Executive Vice President, Chief Financial Officer and Chief Accounting Officer at Lam Research (“Lam”), a manufacturer and provider of wafer fabrication equipment and services to the semiconductor industry. In this role, he oversees Lam’s finance, tax, treasury, investor relations, and information technology organizations.

Prior to joining Lam in 2013, Mr. Bettinger was the Senior Vice President and Chief Financial Officer of Avago Technologies Ltd. (currently Broadcom Inc.) and held a variety of executive finance positions with Xilinx, Inc., 24/7 Customer, and Intel Corp.

Mr. Bettinger holds a bachelor’s degree in economics from the University of Wisconsin in Madison, and an MBA degree in finance from the University of Michigan.

Jeff Richardson, Lattice's Chairman of the Board, commented, “We are very pleased to have Doug join our Board of Directors. His industry experience, financial leadership and strategic accomplishments are significant. We look forward to Doug’s contributions as Lattice continues to execute on its long-term growth strategy.”

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to the Company’s continued execution on its long-term growth strategy. Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended January 1, 2022, and Lattice’s quarterly reports filed on Form 10-Q. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive, and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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